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                                                                   Exhibit 23.6



                         CONSENT OF INDEPENDENT AUDITORS


Casmyn Corp:

I consent to the use in this Registration of Casmyn Corp. on Form S-1 of my report dated July 27, 1994, appearing in the Prospectus, which is part of such Registration Statement, on the financial statements of Auromar Development Corporation, and to the reference to me under the heading "Experts" in such Prospectus.

DENNIS N. WONG INC., CHARTERED ACCOUNTANT


Vancouver, British Columbia, Canada
July 17, 1996

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